UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number               811-09174

 Aegis Value Fund, Inc.
(Exact name of Registrant as specified in charter)

1100 N. Glebe Road, Suite 1040, Arlington, VA  22201
(Address of principal executive offices) (Zip code)

Scott L. Barbee, 1100 N. Glebe Road., Suite 1040, Arlington, VA  22201
(Name and address of agent for service)

Registrant's telephone number, including area code:        (703) 528-7788

Date of fiscal year end:     08/31

Date of reporting period:    08/31/11

Item 1.     Reports to Stockholders

AEGIS Value Fund (AVALX)

ANNUAL REPORT
AUGUST 31, 2011

Shareholders’ Letter

October 18, 2011

To the Shareholders of the Aegis Value Fund:

We are pleased to present the Aegis Value Fund’s annual report for the year ended August 31, 2011.

We take this opportunity to provide a brief overview of the objectives and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, above market returns while minimizing risk of capital loss. Our strategy is to invest in a well-researched portfolio of small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we employ a contrarian, company-focused approach, selecting each stock individually on its own merit. We purchase shares in companies when we judge share prices to be significantly undervalued relative to our assessment of fundamental value, focusing on stocks trading at low price-to-book or price-to-cash flow ratios, segments of the market where academic research shows historical returns have significantly outpaced the overall market. We often invest in companies when they are misunderstood, out of favor, or neglected, and generally hold these companies until share prices reach our estimate of intrinsic value.

From inception of the Aegis Value Fund on May 15, 1998 through September 30, 2011, the Fund has posted a cumulative gain of 221.0 percent, compared to a cumulative gain of 92.8 percent in our primary small-cap benchmark, the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 62.2 percent, and the S&P 500 Index of large cap stocks posted a cumulative gain of 29.4 percent.*

For the year ended August 31, 2011, the Fund gained 25.1 percent, outperforming the Russell 2000 Value Index, which increased 16.9 percent. Strong investment performance by Fund holdings CVR Energy, Inc., Horsehead Holding Corp., and Bassett Furniture Industries, Inc. were responsible for a significant portion of the Fund’s performance relative to its benchmark. The Russell 2000 Index gained 22.2 percent while the S&P 500 gained 18.5 percent.

For the most recent performance information, please call us directly at 800-528-3780 or consult your financial advisor. We strongly recommend that you read our third quarter 2011 and other quarterly manager’s letters, which provide additional commentary. For those of you who do not automatically receive our manager’s letter in the mail from your broker, it is available on our website at www.aegisvaluefund.com or by calling us at 800-528-3780. Please be aware that the manager’s letter is not a part of the SEC-mandated Annual Report contained in this booklet.

We look forward to the opportunity to serve as your investment partner in the coming year.

Aegis Financial Corporation

Scott L. Barbee, CFA
Managing Director, Portfolio Manager

*Aegis Value Fund’s one-year, three-year, five-year, ten-year and since inception (5/15/1998) average annual returns for the period ending September 30, 2011 are 0.9%, 3.4%, 1.3%, 7.1%, and 9.1% respectively. Returns include reinvestment of dividends and capital gains. Russell 2000 Value Index one-year, three-year, five-year, ten-year, and since inception (5/15/1998) average annual returns for the period ending September 30, 2011 are -6.0%, -2.8%, -3.1%, 6.5%, and 5.0%. All historical performance returns shown in this shareholders’ letter for the Aegis Value Fund Inc. are pre-tax returns. This report does not constitute an offer or solicitation of any transaction in any securities. The Aegis Value Fund is offered by prospectus only.

Investors are advised to consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Aegis Value Fund. For a prospectus and more complete information, including charges and expenses, please call 800-528-3780 or visit our website at www.aegisvaluefund.com, where an online prospectus is provided. The prospectus should be read carefully before investing.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end.

Disclosure of Fund Expenses
August 31, 2011
(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested and held for the entire semi-annual period, March 1, 2011 –  August 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses.

Fund	Beginning Account Value 3/1/2011	Ending Account Value(1) 8/31/2011	Annualized Expense Ratio	Expenses Paid During Period(2) 3/1/11 – 8/31/11
Aegis Value Fund
Actual	$1,000.00	$906.96	1.50%	$7.23
Hypothetical	1,000.00	1,017.42	1.50%	7.65

(1)	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2011 to August 31, 2011 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period March 1, 2011 to August 31, 2011 was -9.30%.
(2)	Expenses are equal to the Fund’s annualized expense ratio (1.50%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 3/1/2011 and 8/31/2011).

Please see performance data disclosure following the Shareholders’ Letter.

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees, or redemption fees.

Key statistics

Average Annual Total Returns (As of August 31, 2011)

	AVALX	Rus. 2000 Val.
Trailing 1 Year	25.1%	16.9%
Trailing 3 Year	4.7%	-0.6%
Trailing 5 Year	3.9%	-0.6%
Trailing 10 Year	8.2%	6.5%

See performance data disclosure following the Shareholders’ Letter.

Returns on both Aegis Value Fund and Russell 2000 Value Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. As of December 29, 2010, the effective date of the most recent prospectus, the gross expense ratio for the Fund was 1.45%.

Portfolio Characteristics
August 31, 2011
(Unaudited)

Industry Breakdown

	% of the Fund's Net Assets
Common Stock		98.1%
Aerospace & Defense	1.7%
Air Freight & Logistics	1.3%
Airlines	0.4%
Auto Components	0.9%
Capital Markets	1.0%
Chemicals	2.6%
Commercial Banks	0.3%
Construction & Engineering	0.2%
Distributors	2.7%
Diversified Financial Services	4.2%
Diversified Telecommunication Services	0.0%
Electronic Equipment, Instruments & Components	6.0%
Energy Equipment & Services	6.8%
Food Products	0.4%
Hotels, Restaurants & Leisure	3.0%
Household Durables	5.2%
Independent Power Producers & Energy Traders	2.2%
Insurance	12.4%
Leisure Equipment & Products	0.7%
Machinery	4.5%
Marine	0.9%
Media	0.7%
Metals & Mining	2.6%
Multiline Retail	1.5%
Oil, Gas & Consumable Fuels	13.0%
Paper & Forest Products	2.8%
Real Estate Investment Trusts	2.1%
Specialty Retail	0.5%
Textiles, Apparel & Luxury Goods	5.0%
Thrifts & Mortgage Finance	2.9%
Tobacco	5.4%
Trading Companies & Distributors	4.2%
Preferred Stock		0.6%
Oil, Gas & Consumable Fuels	0.6%
Warrants*		0.0%
Short-Term Investments*		1.7%
Liabilities Less Other Assets		(0.4)%
Total Net Assets		100.0%

*	Please refer to page 11 for further details.

Schedule of Portfolio Investments
August 31, 2011

	Shares	Value
Common Stocks – 98.1%
Consumer Discretionary – 20.2%
Auto Components – 0.9%
Superior Industries International, Inc.	77,400	$1,332,828
Distributors – 2.7%
Audiovox Corp. Class A(1)	125,348	803,480
Core-Mark Holding Co., Inc.(1)	94,286	3,349,039
		4,152,519
Hotels, Restaurants & Leisure – 3.0%
Bowl America, Inc. Class A	9,481	118,750
Century Casinos, Inc.(1)	805,044	2,246,073
Frisch's Restaurants, Inc.	18,486	365,283
J. Alexander's Corp.(1)	120,010	782,465
Luby's, Inc.(1)	230,603	1,049,244
		4,561,815
Household Durables – 5.2%
Bassett Furniture Industries, Inc.(2)	899,631	6,747,233
Retail Holdings N.V.(1)	57,305	1,060,142
		7,807,375
Leisure Equipment & Products – 0.7%
Head N.V.(1)(3)	1,776,700	1,110,214
Media – 0.7%
Fisher Communications, Inc.(1)	41,368	1,096,666
Multiline Retail – 1.5%
Duckwall-ALCO Stores, Inc.(1)(2)	231,978	2,201,471
Specialty Retail – 0.5%
Books-A-Million, Inc.	307,887	803,585
Textiles, Apparel & Luxury Goods – 5.0%
Delta Apparel, Inc.(1)	388,148	6,458,783
Tandy Brands Accessories, Inc.(1)	348,892	610,561
Unifi, Inc.(1)	48,188	540,669
		7,610,013
Total Consumer Discretionary		30,676,486

See Notes to Financial Statements.

Schedule of Portfolio Investments – (continued)
August 31, 2011

	Shares	Value
Common Stock – (continued)
Consumer Staples – 5.8%
Food Products – 0.4%
Thorntons PLC(3)	710,000	$557,484
Tobacco – 5.4%
Alliance One International, Inc.(1)	2,599,908	8,293,706
Total Consumer Staples		8,851,190
Energy – 19.8%
Energy Equipment & Services – 6.8%
Ensco PLC ADR	44,904	2,167,067
GulfMark Offshore, Inc. Class A(1)	74,406	2,939,781
Hornbeck Offshore Services, Inc.(1)	145,666	3,551,337
Leader Energy Services Ltd.(1)(3)	175,433	123,608
Mitcham Industries, Inc.(1)	8,921	149,962
Noble Corp.(1)	41,700	1,407,792
		10,339,547
Oil, Gas & Consumable Fuels – 13.0%
Adams Resources & Energy, Inc.	18,795	441,683
ATP Oil & Gas Corp.(1)	234,542	3,159,281
CVR Energy, Inc.(1)	87,681	2,496,278
Endeavour International Corp.(1)	50,058	493,572
Energy Partners Ltd.(1)	301,347	4,013,942
Magnum Hunter Resources, Inc.(1)	115,150	517,023
Patriot Coal Corp.(1)	195,850	2,884,870
Questerre Energy Corp.(1)(3)	1,593,800	1,383,366
Tesoro Corp.(1)	134,437	3,234,554
Western Refining, Inc.(1)	64,450	1,124,008
		19,748,577
Total Energy		30,088,124

See Notes to Financial Statements.

Schedule of Portfolio Investments – (continued)
August 31, 2011

	Shares	Value
Common Stock – (continued)
Financials – 22.9%
Capital Markets – 1.0%
BKF Capital Group, Inc.(1)	331,200	$397,440
SWS Group, Inc.	271,713	1,173,800
		1,571,240
Commercial Banks – 0.3%
Citizens Bancshares Corp.	3,024	12,096
OBA Financial Services, Inc.(1)	29,500	414,180
		426,276
Diversified Financial Services – 4.2%
California First National Bancorp.	370,215	6,360,294
Insurance – 12.4%
American Safety Insurance Holdings Ltd.(1)	317,415	6,018,189
Aspen Insurance Holdings Ltd.	211,200	5,070,912
Homeowners Choice, Inc.	91,914	573,543
Penn Millers Holding Corp.(1)	236,219	3,856,275
White Mountains Insurance Group Ltd.	8,300	3,320,000
		18,838,919
Real Estate Investment Trusts – 2.1%
BRT Realty Trust(1)	473,277	2,981,645
CommonWealth REIT	7,775	159,859
Vestin Realty Mortgage I, Inc.(1)	26,809	36,192
		3,177,696
Thrifts & Mortgage Finance – 2.9%
B of I Holding, Inc.(1)	303,593	4,304,949
First Federal of Northern Michigan Bancorp, Inc.(1)	35,640	135,432
		4,440,381
Total Financials		34,814,806

See Notes to Financial Statements.

Schedule of Portfolio Investments – (continued)
August 31, 2011

	Shares	Value
Common Stock – (continued)
Industrials – 13.2%
Aerospace & Defense – 1.7%
Allied Defense Group, Inc.(1)	5,799	$18,209
Sparton Corp.(1)	100,473	836,940
Sypris Solutions, Inc.(1)	496,880	1,674,486
		2,529,635
Air Freight & Logistics – 1.3%
Dart Group PLC(3)	1,510,054	1,948,757
Airlines – 0.4%
MAIR Holdings, Inc.(1)(2)(4)	1,360,922	—
Republic Airways Holdings, Inc.(1)	190,000	608,000
		608,000
Construction & Engineering – 0.2%
Integrated Electrical Services, Inc.(1)	112,101	294,826
Machinery – 4.5%
Hardinge, Inc.	262,597	2,555,069
Tecumseh Products Co., Class A(1)(2)	142,581	1,137,796
Tecumseh Products Co., Class B(1)(2)	398,969	3,179,783
		6,872,648
Marine – 0.9%
Baltic Trading Ltd.	100,691	517,552
Globus Maritime Ltd.	90,498	479,639
Ultrapetrol (Bahamas) Ltd.(1)	122,617	409,541
		1,406,732
Trading Companies & Distributors – 4.2%
Aircastle Ltd.	539,433	6,349,126
Huttig Building Products, Inc.(1)	90,033	63,023
		6,412,149
Total Industrials		20,072,747

See Notes to Financial Statements.

Schedule of Portfolio Investments – (continued)
August 31, 2011

	Shares	Value
Common Stock – (continued)
Information Technology – 6.0%
Electronic Equipment, Instruments & Components – 6.0%
Frequency Electronics, Inc.(1)	211,190	$2,194,264
Ingram Micro, Inc. Class A(1)	245,900	4,386,856
Sanmina-SCI Corp.(1)	333,090	2,571,455
Total Information Technology		9,152,575
Materials – 8.0%
Chemicals – 2.6%
American Pacific Corp.(1)(2)	534,150	3,952,710
Metals & Mining – 2.6%
Amerigo Resources Ltd.	2,598,800	2,467,971
Horsehead Holding Corp.(1)	78,466	804,277
Mercator Minerals Ltd.(1)	9,500	25,028
Universal Stainless & Alloy Products, Inc.(1)	19,099	628,166
		3,925,442
Paper & Forest Products – 2.8%
Fibrek, Inc.(1)(3)	3,959,200	4,245,032
Total Materials		12,123,184
Telecommunication Services – 0.0%
Diversified Telecommunication Services – 0.0%
Integrated Telecom Express, Inc.(1)(4)	308,300	3,083
Utilities – 2.2%
Independent Power Producers & Energy Traders – 2.2%
GenOn Energy, Inc.(1)	819,646	2,491,724
Maxim Power Corp.(1)(3)	400,100	943,767
Total Utilities		3,435,491
Total Common Stocks (Cost $165,334,465)		149,217,686

See Notes to Financial Statements.

Schedule of Portfolio Investments – (continued)
August 31, 2011

	Shares	Value
Preferred Stocks – 0.6%
Energy – 0.6%
Oil, Gas & Consumable Fuels – 0.6%
ATP Oil & Gas Corp.(5)	10,600	$836,075
Total Preferred Stocks (Cost $1,094,550)		836,075
Warrants – 0.0%
Magnum Hunter Resource Corp., Exercise Price: $10.50, 10/14/2013(1)	11,515	12
Total Warrants (Cost $—)		12
Short-Term Investments – 1.7%
UMB Bank Money Market Fiduciary, 0.010%(6)	2,655,364	2,655,364
Total Short-Term Investments (Cost $2,655,364)		2,655,364
Total Investments – 100.4% (Cost $169,084,379)		152,709,137
Liabilities Less Other Assets – (0.4)%		(611,715)
Net Assets – 100.0%		$152,097,422

(1)	Non-income producing securities.
(2)	Affiliated Company — The fund is owner of more than 5% of the outstanding voting securities. See Notes to the Financial Statements for additional information on Investments in Affiliated Companies.
(3)	Foreign security denominated in U.S. Dollars.
(4)	Company is in liquidation and security is being fair valued according to policies and procedures approved by the Aegis Value Fund Board of Directors.
(5)	144A — Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A under the Securities Act of 1933, as amended.
(6)	Variable rate demand deposit; the rate shown is the 7-day effective yield as of August 31, 2011.

ADR — American Depositary Receipt

PLC — Public Limited Company

REIT — Real Estate Investment Trusts

See Notes to Financial Statements.

Statement of Assets and Liabilities
August 31, 2011

Assets
Investments in unaffiliated companies/securities at value (cost $141,187,250)	$135,490,144
Investments in affiliated companies*/securities at value (cost $27,897,129)	17,218,993
Total investments in securities at value (cost $169,084,379)	152,709,137
Receivable for Fund shares sold	23,330
Receivable for investment securities sold	67,123
Interest and dividends receivable	44,095
Prepaid assets	42,563
Total assets	152,886,248
Liabilities
Payable for investment securities purchased	399,805
Payable for Fund shares redeemed	151,210
Payable to Investment Advisor	150,945
Other payables	86,866
Total liabilities	788,826
Net assets	$152,097,422
Net assets consist of:
Paid-in capital	$191,993,118
Accumulated net realized loss on investments and foreign currency transactions	(23,520,454)
Net unrealized depreciation of investments and foreign currency translations	(16,375,242)
Net assets	$152,097,422
Capital shares
Authorized (Par value $0.001 per share)	100,000,000
Outstanding	11,560,854
Net asset value per share	$13.16

*	Please refer to Note 6 for additional details.

See Notes to Financial Statements.

Statement of Operations
For the Year Ended August 31, 2011

Investment Income
Dividends from unaffiliated companies#	$1,183,034
Dividends from affiliated companies	53,978
Interest income	581
Total investment income	1,237,593
Expenses
Investment advisory fees	1,966,122
Fund servicing fees	163,843
Transfer agent & custody fees	45,840
Printing and postage fees	65,900
Registration fees	40,472
Directors & chief compliance officer fees	33,502
Insurance fees	22,010
Audit fees	22,000
Legal fees	51,290
Miscellaneous fees	8,653
Total expenses	2,419,632
Net investment loss	(1,182,039)
Realized and unrealized gain/(loss) on investments and foreign currency transactions
Net gain/(loss) on:
Investments in unaffiliated companies	16,703,413
Investments in affiliated companies	(5,064,973)
Foreign currency transactions	421
Net realized gain on investments and foreign currency transactions	11,638,861
Change in net unrealized appreciation/(depreciation) on:
Investments in unaffiliated companies	17,152,489
Investments in affiliated companies	6,972,834
Foreign currency translations	125
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	24,125,448
Net realized and unrealized gain on investments and foreign currency transactions	35,764,309
Net increase in net assets resulting from operations	$34,582,270

#	Net of foreign tax withholding of $10,636.

See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Years Ended August 31st

	2011	2010
Increase in net assets from operations
Net investment loss	$(1,182,039)	$(754,594)
Net realized gain on investments and foreign currency transactions	11,638,861	21,333,065
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	24,125,448	(1,736,240)
Net increase in net assets resulting from operations	34,582,270	18,842,231
Distributions
Net investment income	—	(79,019)
Total distributions to shareholders	—	(79,019)
Capital share transactions*
Subscriptions	26,754,009	60,997,859
Distributions reinvested	—	76,425
Redemptions	(54,062,679)	(59,159,183)
Total capital share transactions	(27,308,670)	1,915,101
Net increase in net assets	7,273,600	20,678,313
Net assets at beginning of year	144,823,822	124,145,509
Net assets at end of year	$152,097,422	$144,823,822
Undistributed net investment income/(distributions in excess of net investment income) at end of year	$—	$—
*Share information
Subscriptions	1,980,431	5,421,735
Distributions reinvested	—	6,996
Redemptions	(4,183,245)	(5,471,609)
Net decrease in shares	(2,202,814)	(42,878)

See Notes to Financial Statements.

Financial Highlights

The table below sets forth financial data for a share of the Fund outstanding throughout each year:

	For the Years Ended August 31st
	2011	2010	2009	2008	2007
Per share data:
Net asset value – beginning of year	$10.52	$8.99	$12.49	$14.53	$17.72
Income from investment operations:
Net investment income/(loss)	(0.10)	(0.05)	0.05	0.33	0.16
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	2.74	1.59	(3.05)	(1.37)	2.09
Total from investment operations	2.64	1.54	(3.00)	(1.04)	2.25
Less distributions to shareholders from:
Net investment income	—	(0.01)	(0.34)	(0.12)	(0.14)
Net realized capital gains	—	—	(0.16)	(0.88)	(5.30)
Total distributions	—	(0.01)	(0.50)	(1.00)	(5.44)
Net asset value – end of year	$13.16	$10.52	$8.99	$12.49	$14.53
Total investment return	25.10%	17.08%	(21.60)%	(7.17)%	13.61%
Ratios (to average net assets)/supplemental data:
Expenses after reimbursement/recapture and fees paid	1.48%	1.45%	1.50%	1.43%	1.38%
Expenses before reimbursement/recapture and fees paid	1.48%	1.43%	1.53%	1.43%	1.38%
Net investment income/(loss)	(0.72)%	(0.50)%	0.25%	2.10%	0.83%
Portfolio turnover	29%	50%	31%	35%	56%
Net assets at end of year (000's)	$152,097	$144,824	$124,146	$205,739	$352,282

See Notes to Financial Statements.

Notes to Financial Statements
August 31, 2011

1. The Organization

Aegis Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified open-end management company. The Fund was incorporated October 22, 1997 in the State of Maryland and commenced operations May 15, 1998. The Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow. Refer to a current Prospectus for additional information about the Fund.

2. Summary of Significant Accounting Policies

Security valuation.  Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Fund’s net asset value (“NAV”) may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Under Fair Value Measurements, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

•	Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Notes to Financial Statements – (continued)
August 31, 2011

2. Summary of Significant Accounting Policies  – (continued)

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, Preferred stocks, and Warrants.  Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2. Certain securities, such as Warrants, whose absence of an active market and whose value is determined by terms of issuance or a relationship to other securities or indexes is consistent with a modeled approach to observable inputs. Such valuation is generally characterized as a Level 2 of the fair value hierarchy.

Short-term investments.  Short-term investments are valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$30,676,486	$—	$—	$30,676,486
Consumer Staples	8,851,190	—	—	8,851,190
Energy	30,088,124	—	—	30,088,124
Financials	34,814,806	—	—	34,814,806
Industrials	20,072,747	—	—	20,072,747
Information Technology	9,152,575	—	—	9,152,575
Materials	12,123,184	—	—	12,123,184
Telecommunication Services	—	—	3,083	3,083
Utilities	3,435,491	—	—	3,435,491
Preferred Stock
Energy	—	836,075	—	836,075
Warrants	—	12	—	12
Short-Term Investments*	—	2,655,364	—	2,655,364
Total	$149,214,603	$3,491,451	$3,083	$152,709,137

*	The Fund maintains a demand deposit in excess of FDIC Insurance limits. As a result, the Fund is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Fund manages this risk by dealing with a major financial institution and monitoring its credit worthiness.

Notes to Financial Statements – (continued)
August 31, 2011

2. Summary of Significant Accounting Policies  – (continued)

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Beginning balance September 1, 2010	Transfers into Level 3 during the year	Transfers out of Level 3 during the year	Total realized and change in unrealized gain/(loss)	Purchases	(Sales)	Ending balance August 31, 2011
$3,083	$—	$—	$—	$—	$—	$3,083

Foreign risk and currency translation.  The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair

Notes to Financial Statements – (continued)
August 31, 2011

2. Summary of Significant Accounting Policies  – (continued)

values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Federal income and excise taxes.  The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders.  Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense, and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Other.  The Fund records security transactions based on the trade date. Gains and losses on security transactions are determined on a specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Notes to Financial Statements – (continued)
August 31, 2011

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with the Advisor that provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Agreement provides for an expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2011. Either party may terminate the Agreement anytime upon sixty (60) days written notice to the other party. During the year ended August 31, 2011, there were no Advisor expense reimbursements.

As part of the expense limitation agreement, the Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 1.50% and the repayment is made within three years after the year in which the Advisor incurred the expense. There are no allowable recapturable amounts as of August 31, 2011.

Certain officers and directors of the Fund are also officers and directors of the Advisor. The Fund pays each director not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting. In addition, the Fund pays the chief compliance officer a yearly amount of $20,000, paid on a quarterly basis.

4. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) were $45,540,848 and $73,286,157, respectively, for the year ended August 31, 2011.

5. Distributions to Shareholders and Tax Components of Net Assets

At August 31, 2011, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$169,567,053
Gross unrealized appreciation	$24,447,892
Gross unrealized depreciation	(41,305,808)
Net unrealized depreciation	$(16,857,916)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Notes to Financial Statements – (continued)
August 31, 2011

5. Distributions to Shareholders and Tax Components of Net Assets  – (continued)

The tax character of distributions paid during the tax years ended August 31, 2011 and 2010 were as follows:

	2011	2010
Distribution paid from:
Ordinary income	$—	$79,019
Long-term capital gains	—	—
Total distributions	$—	$79,019

As of August 31, 2011, the Fund had a capital loss carryover of $23,037,780 which expires in the year 2018. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

For the tax year ended August 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(23,037,780)
Unrealized depreciation on investments	(16,857,916)
Total accumulated earnings/(deficit)	$(39,895,696)

On the statement of assets and liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended August 31, 2011. The following reclassifications were primarily a result of the differing book/tax treatment of distributions from real estate investment trusts and net operating losses and had no impact on the net assets of the Fund.

Undistributed net investment income	$1,182,039
Accumulated realized gains/(losses)	22,418
Paid-in Capital	$(1,204,457)

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended August 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is

Notes to Financial Statements – (continued)
August 31, 2011

5. Distributions to Shareholders and Tax Components of Net Assets  – (continued)

reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6. Investments in Affiliated Companies

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Fund at year-end are noted in the Fund’s schedule of portfolio investments. Transactions during the year ended August 31, 2011 with companies which are or were affiliates are as follows:

	Value Beginning of Year	Purchases	Sale Proceeds	Realized Gain/Loss	Dividends Credited to Income	Value End of Year
All American Group, Inc.*	$243,571	$—	$162,924	$(4,409,825)	$—	$—
American Pacific Corp.	2,499,822	—	—	—	—	3,952,710
Bassett Furniture Industries, Inc.	4,908,891	—	1,094,811	(746,924)	53,978	6,747,233
Delta Apparel, Inc.**	6,341,542	—	1,661,767	884,616	—	6,458,783
Duckwall-ALCO Stores, Inc.	3,187,378	—	—	—	—	2,201,471
MAIR Holdings, Inc.	—	—	—	—	—	—
Mod-Pac Corp.*	702,790	—	862,498	(810,920)	—	—
Tandy Brands Accessories, Inc.**	1,081,565	—	—	—	—	610,561
Tecumseh Products Co., Class A***	1,709,789	—	101,608	18,080	—	1,137,796
Tecumseh Products Co., Class B	4,603,426	3,876	—	—	—	3,179,783
Total	$25,278,774	$3,876	$3,883,608	$(5,064,973)	$53,978	$24,288,337

*	No longer held as of August 31, 2011.
**	No longer affiliated as of August 31, 2011.
***	Class A shares of Tecumseh Products Co. did not reflect affiliated status as of August 31, 2010 or August 31, 2011. Holdings in Class B shares represent more than 5% of the outstanding shares of that class, and more than 5% of the voting control of the company, therefore Tecumseh Products Co. remains an affiliated company of Aegis Value Fund.

Notes to Financial Statements – (continued)
August 31, 2011

7. Recently Issued Accounting Pronouncements & Tax Law Changes

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. However, the Modernization Act requires the utilization of post-enactment losses before any pre-enactment loss carryforwards may be utilized. Therefore, there is a greater possibility that the Fund’s pre-enactment loss carryforwards will expire unutilized.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing are effective for the August 31, 2011 taxable year. The effective date for changes in the treatment of capital losses is the August 31, 2012 taxable year.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (“IFRSs”)”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Notes to Financial Statements – (continued)
August 31, 2011

8. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended August 31, 2011, events and transactions subsequent to August 31, 2011, have been evaluated by management for possible adjustment and/or disclosure. Management has determined that there were no material events that would require disclosure in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Aegis Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Aegis Value Fund, Inc. (the “Fund”), including the schedule of portfolio investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aegis Value Fund, Inc. as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
October 25, 2011

Directors and Officers
(Unaudited)

Name, Age, and Address	Position	Business Experience and Directorship During the Past 5 Years
Scott L. Barbee* (40) 1100 North Glebe Road Suite 1040 Arlington, Virginia 22201	President, Director	Treasurer and Managing Director of Aegis Financial Corporation since 1997; Secretary of Aegis Financial Corporation since 2007; Treasurer and Trustee of the Aegis Funds since 2003; Treasurer and Director of the Fund since 1997; Secretary of each Fund since 2006; President of Aegis Financial Corporation, the Aegis Funds, and the Fund since 2009.
David A. Giannini (58) 30 Rockefeller Plaza Suite 4250 New York, NY 10112	Director	Institutional equity sales and research with Scarsdale Equities since 2006; Institutional equity sales and research with Sanders Morris Harris, 1997 – 2006; Trustee of the Aegis Funds since 2006; Director of the Fund since 2006.
Eskander Matta (41) Blue Shield of California 50 Beale Street San Francisco, California 94105	Director	VP of eBusiness, Blue Shield of California since 2008; Senior VP of Internet Services Group, Wells Fargo & Co. since 2002; Director of Strategic Consulting with Cordiant Communications, 2001 – 2002; Trustee of the Aegis Funds since 2003; Director of the Fund since 1997.
V. Scott Soler (42) Quantum Energy Partners 1401 McKinney Street Suite 2700 Houston, Texas 77010	Director	Managing Director of Quantum Energy Partners since 2006; Research Analyst and Managing Director of Morgan Stanley 1996 – 2006; Trustee of the Aegis Funds since 2007; Director of the Fund since 2007.

*	Indicates persons who are affiliated with Aegis Financial Corporation, the Fund's investment advisor, and are therefore considered to be “interested persons” under the Investment Company Act of 1940, Section (2)(a).

The Fund’s Statement of Additional Information includes additional information about Fund directors and is available, without charge, by calling the Fund’s toll-fee phone number, (800) 528-3780.

Other Information
(Unaudited)

Fund Holdings

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without charge, upon request, by contacting the Fund at 1-800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Code of Ethics

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available without charge, by calling the Fund at 800-528-3780.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, by calling the Fund at 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2011 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the Commission’s website at http://www.sec.gov.

Aegis Value Fund
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53201-2175
Phone: (800) 528-3780
www.aegisvaluefund.com

Board of Directors
Scott L. Barbee
David A. Giannini
Eskander Matta
V. Scott Soler

Officers
Scott L. Barbee, President
Sarah Q. Zhang, Treasurer/Secretary/
  Chief Compliance Officer

Investment Advisor
Aegis Financial Corporation
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Independent Registered
Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

Counsel
Seward & Kissel, LLP
1200 G Street, N.W., Suite 350
Washington, D.C. 20005

Item 2.     Code of Ethics

(a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.  Incorporated by reference to the Registrant’s Form N-CSR filed November 6, 2008.  (SEC Accession No. 0001144204-08-061384)

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(c) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3.     Audit Committee Financial Expert

(a)(1)  The Registrant’s board of directors has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2)  Not applicable.

(a)(3)  The Registrant’s board of directors has determined that an audit committee financial expert is unnecessary at this time.  The Registrants Audit Committee has determined that it will retain the services of an independent expert when and if such need arises.

Item 4.     Principal Accountant Fees and Services

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $20,000 in 2011 and $20,000 in 2010.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant financial statements and are not reported under paragraph (a) of this Item are NONE.

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,000 in 2011 and $2,000 in 2010.

Tax Fees represent tax compliance services and tax consultation provided in connection with the preparation of the Registrants federal income tax and excise tax returns and compliance with IRS regulations.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are NONE in 2011 and NONE in 2010.

(e)(1) Disclose the audit committee pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Audit Committee Pre-Approval Policy. The Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Registrant by the independent registered public accounting firm.  The Audit Committee’s policies and procedures also require pre-approval of all audit and non-audit services provided to the Registrant’s investment adviser and any entity affiliated with the adviser to the extent that these services are directly related to the operations or financial reporting of the Registrant. All services described in this Item 4 performed during 2010 and 2011 were pre-approved by the Audit Committee.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b) Not applicable

     (c) 100%

     (d) Not applicable

(f) The percentage of hours expended on the principal accountant s engagement to audit the registrant s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant s full-time, permanent employees was NONE.

(g) The aggregate non-audit fees billed by the registrant s accountant for services rendered to the registrant, and rendered to the registrant s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was NONE in 2011 and NONE in 2010.

(h) The registrant s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.     Audit Committee of Listed Registrants

Not applicable.

Item 6.     Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11 - Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the last fiscal half-year (the registrant second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits

(a)(1) Code of Ethics.  Incorporated by reference to the Registrant’s Form N-CSR filed November 6, 2008.  (SEC Accession No. 0001144204-08-061384)

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) (Exhibits (a) and (b)).

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) – Filed as an attachment to this filing (Exhibits (c) and (d)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aegis Value Fund, Inc.

By:  /s/ Scott L. Barbee
Scott L. Barbee, President

Date:      October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Scott L. Barbee
Scott L. Barbee, President

Date:       October 27, 2011

By:  /s/  Sarah Q. Zhang
Sarah Q. Zhang, Treasurer

Date:    October 27, 2011